Securian Funds Trust

(the “Trust”)

SFT Core Bond Fund

SFT Government Money Market Fund

SFT Real Estate Securities Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated March 17, 2022, to the Prospectus of the Trust, dated May 1, 2021, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated May 1, 2021, as supplemented to date (the “SAI”).

1.	Securian Asset Management, Inc. (“Securian AM”) Business Changes

Securian AM has determined that, effective during the third quarter of 2022, it no longer desires to be in the day-to-day business of managing total return fixed income, real estate investment trust and real asset income strategies. Accordingly, Securian AM has advised the Board of Trustees of the Trust (the “Board”) of that business decision and has recommended to the Board that Securian AM and the Board engage in a process to select sub-advisers for the SFT Core Bond Fund and the SFT Real Estate Securities Fund in accordance with the Trust’s manager of managers exemptive relief. Under that proposal, Securian AM would remain as the investment adviser to those Funds.

2.	Portfolio Manager Changes

Effective March 14, 2022 (the “Effective Date”), Daniel A. Henken is removed as a portfolio manager for the SFT Core Bond Fund and the SFT Government Money Market Fund. On the Effective Date, all references to Mr. Henken as a portfolio manager of the SFT Core Bond Fund and the SFT Government Money Market Fund are removed from the Prospectus and SAI.

Please retain this supplement for future reference.

F99499 03-2022